UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

Appvion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-82084-01

                                               333-82084

PAPERWEIGHT DEVELOPMENT CORP.	APPVION, INC.
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	Delaware
(State or other jurisdiction of incorporation or Organization)	(State or other jurisdiction of incorporation of Organization)

39-2014992	36-2556469
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359, Appleton, Wisconsin	54912-0359
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 920-734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 28, 2013, Appvion, Inc. (“Appvion” or the “Company”), in connection with the settlement of its (i) cash tender offer (the “Tender Offer”) for any and all of its outstanding 10.50% Senior Secured Notes due 2015 (the “First Lien Notes”) and (ii) consent solicitation (the “Consent Solicitation”) for effecting certain amendments to the indenture governing the First Lien Notes, dated as of February 8, 2010, by and among the Company, the guarantor parties thereto and U.S. Bank National Association, as trustee and collateral agent (the “First Lien Notes Indenture”), entered into a First Supplemental Indenture (the “First Lien Supplemental Indenture”) to the First Lien Notes Indenture.

The First Lien Supplemental Indenture amended the First Lien Notes Indenture by, among other things, eliminating substantially all of the restrictive covenants and certain events of default contained therein, relieving Appvion of certain of its obligations relating to merger, consolidation, or sale of assets, releasing all of the collateral securing the First Lien Notes and modifying certain other related provisions contained in the First Lien Notes Indenture.

The foregoing description of the First Lien Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Lien Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference herein.

ITEM 8.01 OTHER EVENTS

On June 28, 2013, the Company entered into a Fourth Supplemental Indenture (the “Senior Subordinated Supplemental Indenture”) to the indenture governing the Company’s 9.75% Senior Subordinated Notes due 2014, dated as of June 11, 2004, by and among the Company, and each of the guarantors named therein and U.S. Bank National Association, as trustee (as amended, the “Senior Subordinated Notes Indenture”). The amendment allows the Company to designate a Restricted Subsidiary (as defined in the Senior Subordinated Indenture) having no material assets that is a guarantor party to the Senior Subordinated Indenture to be an Unrestricted Subsidiary (as defined in the Senior Subordinated Indenture), and to dissolve such subsidiary without violating the terms of the Senior Subordinated Indenture. Pursuant to Section 9.01 of the Senior Subordinated Indenture, the Company is not required to seek consent of the holders of the Senior Subordinated Notes before entering into the Senior Subordinated Supplemental Indenture.

The foregoing description of the Senior Subordinated Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Senior Subordinated Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit 4.1	First Supplemental Indenture, dated as of June 28, 2013, among the Company, the guarantors thereto and U.S. Bank National Association, as trustee and collateral Agent.

Exhibit 4.2	Fourth Supplemental Indenture, dated as of June 28, 2013, among the Company, the guarantors thereto and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2013

Appvion, Inc.

By:	/s/ Jeffrey J. Fletcher
Name:	Jeffrey J. Fletcher
Title:	Vice President/ Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2013

Paperweight Development Corp.

By:	/s/ Jeffrey J. Fletcher
Name:	Jeffrey J. Fletcher
Title:	Vice President/ Controller

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	First Supplemental Indenture, dated as of June 28, 2013, among the Company, the guarantors thereto and U.S. Bank National Association, as trustee and collateral Agent.

Exhibit 4.2	Fourth Supplemental Indenture, dated as of June 28, 2013, among the Company, the guarantors thereto and U.S. Bank National Association, as trustee.